John Hancock Funds

Sovereign
U.S. Government
Income
Fund

ANNUAL REPORT

May 31, 1997


TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and
Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110



CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

The stock market has certainly put on a show since the start of the year. Stocks began 1997 on the high wires, bolstered by a near-perfect "Goldilocks" economy -- not too hot, not too cold. In almost a straight shot, the Dow Jones Industrial Average soared through the 7000 level for the first time in early March. Just days later, stocks lost their footing and staged a month-long free-fall in a nervous reaction to rising interest rates and data that showed the economy was picking up steam. Stocks gave back all of their year's gain and suffered their worst decline since 1990 during this period. No sooner had real fears begun to beset investors than they were gone, erased in a euphoric rally caused by strong earnings and no signs of inflation. By the end of May, the Dow had risen by 14.6% and the broader Standard & Poor's 500 Stock Index by 15.4% -- levels not many thought the market would reach all year, let alone in five months. Bondholders have not enjoyed the same bounty, as the bond market has mostly stayed worried about the strength of the economy, the direction of interest rates, and the Federal Reserve's next moves to pre-empt inflation.

But the stock market's latest advance has amazed many analysts and left them pondering their valuation models, since the market is now more expensive than it has been in decades. It's impossible to know what will happen next in the markets. But whether it's another strong move forward or a retreat, we recommend keeping a long-term perspective, rather than over-focusing on the market's daily twists and turns. While the economic backdrop seems to remain near perfect, the one thing we believe investors should be prepared for is more market volatility. It also makes sense to do something we've always advocated: set realistic expectations, since, as we've also seen this year, markets can move down as fast as they go up.

Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. After such a strong advance in equities over the last two and a half years, it could be time to rebalance your portfolio, if you haven't already, to maintain your desired targets of diversification. As part of that process, make sure that your investment strategies still reflect your individual time horizons, objectives and risk tolerance. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1" x 1 1/4" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.



BY BARRY EVANS, PORTFOLIO MANAGER

John Hancock
Sovereign U.S.
Government Income Fund

Bond market seesaws on economic news,
but stays on narrow path

Recently John Hancock Sovereign U.S. Government Income Fund's fiscal year end changed from October to May. What follows is a discussion of the Fund's performance for the 12-month period ended May 31, 1997.

Three legs marked the bond market's journey this past year. First, the economy grew at a stronger-than-expected pace last summer. Investors grew concerned that this would lead to wage increases and, in turn, higher prices on finished goods. As fears mounted, yields on the 10-year Treasury rose to 7.06% in June 1996, up from 6.85% at the end of May. Yields stayed near their highs until mid-September, when the economy began weakening. Then bond prices started climbing, with yields on the 10-year Treasury bottoming at 6.04% in late November. Finally, starting in December, the economy began strengthening. Yields climbed well ahead of the Federal Reserve's move in March to raise short-term interest rates one-quarter percentage point. With reports in April of the economy's first quarter blistering pace, yields continued rising through mid-April, then slid on news of weaker second quarter growth. Yields on the 10-year Treasury ended May at 6.66% -- not far from where they were a year earlier.

"In this
climate of
controlled
volatility,
the Fund
held its
own."

A 2 1/4" x 3 3/4" photo of the Sovereign U.S. Government Income Fund Portfolio Management Team. Caption reads: "Barry H. Evans (seated) and Fund Management team members Roger Hamilton (center) and Seth
Robbins (right)."

Pie chart with heading "Portfolio Diversification" at top of left hand column. The pie is divided into four sections. From top going clockwise:
Short-Term Investments 2%; Mortgage-backed Securities & CMOs 64%, U.S. Government Agencies 16%; and U.S. Treasuries 18%. A footnote below reads: "As a percentage of net assets on May 31, 1997."

In this climate of controlled volatility, the Fund held its own. For the year ended May 31, 1997, John Hancock Sovereign U.S. Government Income Fund's Class A and Class B shares had total returns of 6.91% and 6.30%, respectively, at net asset value. These returns slightly lagged the 7.03% return of the average general U.S. government fund, according to Lipper Analytical Services, Inc. 1 During the same period, the Lehman Brothers Government Bond Index returned 7.58%. Please see pages six and seven for longer-term Fund performance information.

"Throughout
the period,
"spread"
securities...
led the
market."

The "spread" story

Throughout the period, "spread" securities -- such as mortgage bonds and U.S. government agencies -- led the market. Spread refers to the difference in yield between mortgage bonds, for example, and U.S. Treasuries. Any yield advantage was especially attractive this past year, when there was little chance that interest rates would drop dramatically and bond prices would move much higher. The more spread investors owned, the better they did.

Fortunately, we significantly boosted our stake in spread securities to 80% of the Fund's assets, up from 47% a year earlier. Our biggest focus was on traditional mortgage-backed securities, both fixed-rate and adjustable-rate. These did so well that in March we decided to take some profits, ending the year with a 36% stake. We would have, however, done slightly better by holding on, as mortgages continued to outpace Treasuries. We also bought collateralized mortgage obligations (CMOs), doubling our stake to 28% during the period. CMOs take the cash flows from mortgage pools and separate them into different classes of various maturities. The conservative type of CMOs we bought yield less than traditional mortgage-backed securities. But they also entail less risk because they're less sensitive to changes in prepayments (the rate at which homeowners pay off their mortgages). All our CMOs did well until late in the period, when they lagged traditional mortgage bonds. Our biggest shift was the addition of U.S. government agencies. Last summer, agencies started looking like a good buy even though their yields were slightly lower than traditional mortgage bonds. By the end of the period, we had accumulated a 16% stake in agencies.

As we built our investment in spread securities, we took our Treasury stake to 18%, down from 53% at the start of the period. We mostly sold Treasuries with similar maturities to maintain the same duration (or sensitivity to interest rates) in the Fund. But at three different times during the year, we bought or sold Treasuries of differing maturities so we could make slight adjustments to the Fund's duration. In October, we lengthened duration to 5.2 years, up from 4.8. With a longer duration, bond prices rise more as interest rates fall (and fall more as interest rates rise). This helped the Fund in the fall rally, but hurt it later when interest rates were rising. In late February and early March, we shortened back to 4.8 years. Then, in April, we moved the duration back to our peer group average of 5.0 years, where it stayed.

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the 12 months ended May 31, 1997." The chart is scaled in increments of 2% from top to bottom, with 10% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 6.91% total return for John Hancock Sovereign U.S. Government Income Fund: Class A. The second represents the 6.30% total return for John Hancock Sovereign U.S. Government Income Fund: Class B. The third represents the -7.03% total return for the Average general U.S. government fund. Footnote below reads: "Total returns for John Hancock Sovereign U.S.
Government Income Fund are at net asset value with all distributions reinvested. The average U.S. government fund is tracked by Lipper Analytical Services. (1) See the following two pages for historical performance information."

More of same

Once we think the Fed is nearly done raising interest rates, we'll want to add duration. But until then, we'll probably keep the Fund where it is. We're staying put because, for now, we expect bond yields to continue bouncing around on the same narrow path. Auto strikes, floods in the Midwest and a cool spring have all contributed to slower consumer spending in the first part of the second quarter. But unemployment is low, the stock market is strong and housing prices are rising. So we think consumer spending will stay healthy, and the economy will pick up again. We'll be watching certain indicators to see where it's headed. These include the benefits component of the employment cost index, vendor delivery time from the purchasing managers' survey, retail sales and the stock market. Strong gains in any could prompt the Fed to raise rates again.

Longer-term, the bond market's outlook is more favorable. With yields way above inflation, bond prices look cheap. If the economy slowed and interest rates fell, investors would collect above-average income along with potentially huge price gains. In addition, demand is strong, especially from foreign investors who are attracted to higher U.S. yields. Meanwhile, as the Federal government moves toward a balanced budget and lowers spending, it will issue fewer bonds -- a plus for prices. Finally, we expect inflation to stay low as the labor force's growth slows and baby boomers start saving more. All told, we believe there could be good times ahead for bond investors.

"...we expect
inflation to
stay low..."

--------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Sovereign U.S. Government Income Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's shares. Performance figures include the maximum applicable sales charge of 4.50% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended March 31, 1997

                                                         MOST
                                 ONE        FIVE        RECENT
                                YEAR       YEARS      TEN YEARS
                             ---------   ---------   ----------
John Hancock Sovereign
U.S. Government Income
Fund: Class A                 (1.09%)      27.48%      26.36%(1)
John Hancock Sovereign
U.S. Government Income
Fund: Class B                 (2.06%)      28.43%      96.51%

AVERAGE ANNUAL TOTAL RETURNS

For the period ended March 31, 1997

                                                         MOST
                                 ONE        FIVE        RECENT
                                YEAR       YEARS      TEN YEARS
                             ---------   ---------   ----------
John Hancock Sovereign
U.S. Government Income
Fund: Class A                 (1.09%)       4.98%       4.57%(1)
John Hancock Sovereign
U.S. Government Income
Fund: Class B                 (2.06%)       5.13%       6.99%

YIELDS

As of May 31, 1997

                                                     SEC 30-Day
                                                       YIELD
                                                     ----------
John Hancock Sovereign
U.S. Government Income
Fund: Class A                                           5.74%
John Hancock Sovereign
U.S. Government Income
Fund: Class B                                           5.31%

Notes to Performance

(1) Class A shares commenced operations on January 3, 1992.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Sovereign U.S. Government Income Fund would be worth on May 31, 1997, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Government Bond Index -- an unmanaged index that measures the performance of U.S. Treasury bonds and U.S. Government Agency bonds.


Sovereign U.S. Government Fund
Class A shares

Line chart with the heading Sovereign U.S. Government Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Lehman Government Bond Index and is equal to $13,786 as of May 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign U.S. Government Fund on January 3, 1992, before sales charge, and is equal to $13,528 as of May 31, 1997. The third line represents the Sovereign U.S. Government Fund, after sales charge, and is equal to $12,919 as of May 31, 1997.


Sovereign U.S. Government Fund
Class B shares

Line chart with the heading Sovereign U.S. Government Fund: Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the Lehman Government Bond Index and is equal to $21,501 as of May 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign U.S. Government Fund, before sales charge, on May 31, 1987, and is equal to $20,931 as of May 31, 1997.

*No contingent deferred sales charge applicable.




FINANCIAL STATEMENTS

Statement of Assets and Liabilities
May 31, 1997
----------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
United States government and agencies securities
(cost - $392,592,613)                                                $ 392,783,651
Joint repurchase agreement (cost - $6,955,000)                           6,955,000
Corporate savings account                                                   18,016
                                                                     -------------
                                                                       399,756,667
Receivable for shares sold                                                  18,511
Interest receivable                                                      4,625,134
Other assets                                                                33,977
                                                                     -------------
Total Assets                                                           404,434,289
----------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased on a when-issued basis                 4,796,027
Payable for shares repurchased                                              84,020
Dividend payable                                                           137,182
Payable for futures variation margin - Note A                               54,136
Payable to John Hancock Advisers, Inc. and affiliates - Note B             312,490
Accounts payable and accrued expenses                                      111,811
                                                                     -------------
Total Liabilities                                                        5,495,666
----------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                        448,659,464
Accumulated net realized loss on investments and
financial futures contracts                                         (   49,693,714)
Net unrealized appreciation of investments and
financial futures contracts                                                125,498
Distributions in excess of net investment income                    (      152,625)
                                                                     -------------
Net Assets                                                           $ 398,938,623
==================================================================================
Net Asset Value Per Share:
(Based on net assets and shares of beneficial interest
outstanding - unlimited number of shares
authorized with no par value, respectively)
Class A - $302,589,327/31,642,154                                    $        9.56
==================================================================================
Class B - $96,349,296/10,075,370                                     $        9.56
==================================================================================
Maximum Offering Price Per Share*
Class A - ($9.56 x 104.71%)                                          $       10.01
==================================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

See notes to financial statements.





Statement of Operations
---------------------------------------------------------------------------------------------
                                                                              PERIOD FROM
                                                        YEAR ENDED        NOVEMBER 1, 1996 TO
                                                      OCTOBER 31, 1996       MAY 31, 1997(1)
                                                   ------------------    -------------------
Investment Income:
Interest                                              $36,271,266                $19,148,619
                                                      -----------                -----------
Expenses:
Investment management fee - Note B                      2,346,755                  1,218,973
Distribution and service fee - Note B
Class A                                                 1,044,278                    550,525
Class B                                                 1,171,384                    598,879
Transfer agent fee - Note B                             1,231,688                    633,380
Custodian fee                                              97,585                     61,435
Printing                                                   72,233                     26,529
Trustees' fees                                             68,257                     33,600
Legal fees                                                 45,791                      2,201
Auditing fee                                               42,572                     34,663
Registration and filing fees                               39,721                     51,258
Financial services fee - Note B                            28,344                     45,712
Miscellaneous                                              23,987                      6,789
                                                      -----------                -----------
Total Expenses                                          6,212,595                  3,263,944
--------------------------------------------------------------------------------------------
Net Investment Income                                  30,058,671                 15,884,675
--------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments sold               (   3,593,442)             (   1,723,636)
Net realized gain on financial futures contracts        1,188,952                    852,768
Change in net unrealized appreciation/depreciation
of investments                                      (  11,886,333)             (   6,682,731)
Change in net unrealized appreciation/depreciation
of financial futures contracts                          1,104,844              (     542,812)
                                                      -----------                -----------
Net Realized and Unrealized Loss on Investments
and Financial Futures Contracts                     (  13,185,979)             (   8,096,411)
--------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting
from Operations                                       $16,872,692                $ 7,788,264
============================================================================================

(1) Effective May 31, 1997, the fiscal period end changed from October 31 to May 31.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the periods stated.

See notes to financial statements.





Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,             PERIOD FROM
                                                                           -------------------------------   NOVEMBER 1, 1996 TO
                                                                                 1995             1996          MAY 31, 1997(1)
                                                                           --------------  ---------------   -------------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                       $ 33,146,878     $ 30,058,671      $ 15,884,675
Net realized loss on investments sold and financial futures contracts      (  30,917,795)   (   2,404,490)   (      870,868)
Change in net unrealized appreciation/depreciation of investments and
financial futures contracts                                                   71,309,862    (  10,781,489)   (    7,225,543)
                                                                            ------------     ------------     -------------
Net Increase in Net Assets Resulting from Operations                          73,538,945       16,872,692         7,788,264
                                                                            ------------     ------------     -------------
Distributions to Shareholders:
Dividends from net investment income
     Class A - ($0.6504, $0.6445, and $0.3584 per share, respectively)     (  22,638,537)   (  22,888,998)    (  11,731,116)
     Class B - ($0.5970, $0.5788, and $0.3201 per share, respectively)     (  10,503,561)   (   7,168,399)    (   3,452,330)
Distributions from capital paid-in
     Class A - (none, none and $0.0148 per share, respectively)                   --              --          (     483,787)
     Class B - (none, none and $0.0143 per share, respectively)                   --              --          (     154,046)
                                                                             -----------     ------------      ------------
Total Distributions to Shareholders                                        (  33,142,098)   (  30,057,397)    (  15,821,279)
                                                                            ------------     ------------      ------------
From Fund Share Transactions - Net*:                                       (  50,878,110)   (  46,215,732)    (  35,417,657)
                                                                            ------------    -------------      ------------
Net Assets:
Beginning of period                                                          512,270,995      501,789,732       442,389,295
                                                                            ------------     ------------      ------------
End of period (including distributions in excess of net investment income
     of $82,189, $80,915, and $152,625, respectively)                       $501,789,732     $442,389,295      $398,938,623
                                                                            ============     ============      ============

* Analysis of Fund Share Transactions:
                                                 YEAR ENDED OCTOBER 31,                                   PERIOD FROM
                                      --------------------------------------------------------        NOVEMBER 1, 1996 TO
                                                 1995                           1996                   TO MAY 31, 1997(1)
                                      --------------------------     -------------------------     -------------------------
                                        SHARES          AMOUNT        SHARES          AMOUNT         SHARES         AMOUNT
                                      ----------     -----------     ---------     -----------     ---------     -----------
CLASS A
Shares sold                            7,317,218     $72,500,554     2,701,311     $26,773,125       710,972     $ 6,795,126
Shares issued to shareholders in
reinvestment of distributions          2,046,427      19,655,465     1,861,397      18,201,055     1,011,535       9,744,947
                                      ----------     -----------     ---------     -----------     ---------     -----------
                                       9,363,645      92,156,019     4,562,708      44,974,180     1,722,507      16,540,073
Less shares repurchased              ( 6,449,531)   ( 62,018,777)   (7,742,610)   ( 76,053,085)   (3,949,720)   ( 38,081,860)
                                      ----------     -----------     ---------     -----------     ---------     -----------
Net increase (decrease)                2,914,114     $30,137,242    (3,179,902)   ($31,078,905)   (2,227,213)   ($21,541,787)
                                      ==========     ===========     =========     ===========     =========     ===========

CLASS B
Shares sold                            1,566,023     $15,058,524     1,137,893     $11,221,296       412,878     $ 4,053,805
Shares issued to shareholders in
reinvestment of distributions            622,218       5,939,906       397,229       3,883,010       204,335       1,968,833
                                      ----------     -----------     ---------     -----------     ---------     -----------
                                       2,188,241      20,998,430     1,535,122      15,104,306       617,213       6,022,638
Less shares repurchased              (10,444,168)   (102,013,782)   (3,092,548)   ( 30,241,133)   (2,064,737)   ( 19,898,508)
                                      ----------     -----------     ---------     -----------     ---------     -----------
Net decrease                         ( 8,255,927)   ($81,015,352)   (1,557,426)   ($15,136,827)   (1,447,524)   ($13,875,870)
                                      ==========     ===========     =========     ===========     =========     ===========

(1) Effective May 31, 1997, the fiscal period end changed from October 31 to May 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous periods. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,                PERIOD FROM
                                                -------------------------------------------------------  NOVEMBER 1, 1996
                                                 1992(1)       1993        1994       1995       1996   TO MAY 31, 1997(6)
                                                --------     --------    --------   --------   -------- ------------------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period          $  10.51     $  10.29    $  10.89   $   9.24   $  10.01    $   9.75
                                                --------     --------    --------   --------   --------    --------
  Net Investment Income                             0.64         0.68(2)     0.65       0.65       0.64(2)     0.37(2)
  Net Realized and Unrealized Gain (Loss)
    on Investments and Financial Futures
    Contracts                                  (    0.22)        0.61   (    1.34)      0.77  (    0.26)  (    0.19)
                                                --------     --------    --------   --------   --------    --------
      Total from Investment Operations              0.42         1.29   (    0.69)      1.42       0.38        0.18
                                                --------     --------    --------   --------   --------    --------

  Less Distributions:
    Dividends from Net Investment Income       (    0.64)   (    0.68)  (    0.65) (    0.65) (    0.64)  (    0.36)
    Distributions from Net Realized Gain
    on Investments Sold                               --    (    0.01)  (    0.31)        --         --          --
    Distributions from Capital Paid-In                --           --          --         --         --   (    0.01)
                                                --------     --------    --------   --------   --------    --------
      Total Distributions                      (    0.64)   (    0.69)  (    0.96) (    0.65) (    0.64)  (    0.37)
                                                --------     --------    --------   --------   --------    --------
  Net Asset Value, End of Period                $  10.29     $  10.89    $   9.24   $  10.01   $   9.75    $   9.56
                                                ========     ========    ========   ========   ========    ========
  Total Investment Return at Net Asset
    Value(3)                                        5.33%(4)    12.89%  (   6.66%)     15.90%      4.02%       1.92%(4)
Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted)      $350,907     $375,416   $315,372    $370,966   $330,162    $302,589
  Ratio of Expenses to Average Net Assets           1.06%(5)     1.30%      1.23%       1.17%      1.15%       1.17%(5)
  Ratio of Net Investment Income to Average
  Net Assets                                        7.11%(5)     6.47%      6.62%       6.76%      6.58%       6.69%(5)
  Portfolio Turnover Rate                            140%         273%       127%         94%       143%         88%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income, net realized and unrealized gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Financial Highlights (continued)
--------------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,                    PERIOD FROM
                                                   ----------------------------------------------------------  NOVEMBER 1, 1996
                                                     1992          1993          1994       1995       1996   TO MAY 31, 1997(6)
                                                   --------      --------      --------   --------   -------- ------------------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period             $  10.29      $  10.28      $  10.88   $   9.23   $  10.00    $   9.74
                                                   --------      --------      --------   --------   --------    --------
  Net Investment Income                                0.76          0.66(2)       0.61       0.60       0.58(2)     0.33(2)
  Net Realized and Unrealized Gain (Loss)
    on Investments and Financial Futures
    Contracts                                            --          0.61     (    1.34)      0.77  (    0.26)  (    0.18)
                                                   --------      --------      --------   --------   --------    --------
      Total from Investment Operations                 0.76          1.27     (    0.73)      1.37       0.32        0.15
                                                   --------      --------      --------   --------   --------    --------

Less Distributions:
  Dividends from Net Investment Income            (    0.77)    (    0.66)    (    0.61) (    0.60) (    0.58)  (    0.32)
  Distributions from Net Realized Gain
  on Investments Sold                                    --     (    0.01)    (    0.31)        --         --          --
  Distributions from Capital Paid-In                     --            --            --         --         --   (    0.01)
                                                   --------      --------      --------   --------   --------    --------
    Total Distributions                           (    0.77)    (    0.67)    (    0.92) (    0.60) (    0.58)  (    0.33)
                                                   --------      --------      --------   --------   --------    --------
  Net Asset Value, End of Period                   $  10.28      $  10.88      $   9.23   $  10.00   $   9.74    $   9.56
                                                   ========      ========      ========   ========   ========    ========
  Total Investment Return at Net Asset Value(3)        7.58%        12.66%     (   7.05%)    15.27%      3.33%       1.61%(4)
Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted)         $197,032      $244,133      $196,899   $130,824   $112,228     $96,349
  Ratio of Expenses to Average Net Assets              1.55%         1.51%         1.64%      1.72%      1.82%       1.86%(5)
  Ratio of Net Investment Income to
  Average Net Assets                                   7.35%         6.23%         6.19%      6.24%      5.91%       5.99%(5)
  Portfolio Turnover Rate                               140%          273%          127%        94%       143%         88%

(1) Class A shares commenced operations on January 3, 1992.
(2) Based on the average of shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) Effective May 31, 1997, the fiscal period end changed from October 31 to May 31.

See notes to financial statements.





Schedule of Investments
May 31, 1997
-------------------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by Sovereign U.S. Government Income Fund on May 31, 1997. It's divided into two main categories: U.S. government and agencies securities and short-term investments. Short-term investments, which represent the
Fund's "cash" position, are listed last.
                                                                                                         PAR VALUE
                                                                      INTEREST          MATURITY           (000s         MARKET
ISSUER, DESCRIPTION                                                     RATE              DATE            OMITTED)        VALUE
----------------------------                                          --------          --------         ---------       ------
U.S.GOVERNMENT AND AGENCIES SECURITIES
Governmental -- U.S. (18.03%)
  United States Treasury,
    Bond                                                               10.750%          08-15-05          $12,085    $ 15,157,249
    Bond                                                               12.750           11-15-10            6,000       8,283,720
    Bond                                                               12.000           08-15-13            9,400      13,130,578
    Bond*                                                               9.250           02-15-16           26,450      32,682,149
    Bond                                                                8.125           08-15-19            2,365       2,659,513
                                                                                                                     ------------
                                                                                                                       71,913,209
                                                                                                                     ------------
Governmental -- U.S. Agencies (80.43%)
  Federal Farm Credit Bank,
    Bond                                                               11.900           10-20-97            7,350       7,519,932
  Federal Home Loan Bank,
    Bond                                                                6.770           01-29-02            5,000       4,971,850
    Bond                                                               12.500           09-10-97           10,000      10,185,900
  Federal Home Loan Mortgage Corp.,
    10 Yr Pass Thru Ctf                                                 6.875           11-22-01            5,000       4,878,900
    15 Yr Pass Thru Ctf                                                10.500           02-01-03            4,772       5,004,469
    30 Yr Pass Thru Ctf                                                 9.500           08-01-16           12,770      13,749,270
    CMO REMIC 34-C                                                      9.000           11-15-19            5,800       5,937,389
    CMO REMIC 1142-H                                                    7.950           12-15-20           10,000      10,203,100
    CMO REMIC 1603-K                                                    6.500           10-15-23            5,000       4,593,750
    CMO REMIC 1608-L                                                    6.500           09-15-23            5,000       4,573,400
    CMO REMIC 1617-PM                                                   6.500           11-15-23           10,000       9,253,100
    CMO REMIC 1727-I                                                    6.500           05-15-24            5,000       4,562,500
    CMO REMIC 1866-G                                                    7.000           07-15-26            5,686       5,375,033
    CMO REMIC 1876-PG                                                   7.000           08-15-26            8,000       7,562,500
    CMO REMIC 1910-AK                                                   7.000           11-15-26           11,859      11,191,931
  Federal National Mortgage Assn.,
    10 Yr Pass Thru Ctf                                                 9.550           12-10-97            1,020       1,040,400
    10 Yr Pass Thru Ctf                                                 9.050           04-10-00           10,000      10,659,400
    10 Yr Pass Thru Ctf                                                 8.900           06-12-00            5,000       5,324,200
    10 Yr SF Pass Thru Ctf                                              9.150           04-10-98            5,000       5,116,400
    15 Yr Pass Thru Ctf                                                 9.000           02-01-10            6,943       7,236,700
    15 Yr Pass Thru Ctf                                                 7.500           06-01-11            7,267       7,354,415
    15 Yr Pass Thru Ctf                                                 7.500           06-01-11            4,571       4,617,247
    15 Yr Pass Thru Ctf                                                 7.500           07-01-11            4,599       4,654,594
    30 Yr Pass Thru Ctf                                                 8.000           10-01-24            7,462       7,606,729
    CMO REMIC 1989-78-G                                                 9.050           12-25-18            7,381       7,581,227
    CMO REMIC 1991-76-M                                                 9.000           07-25-06            3,191       3,245,351
    CMO REMIC 1994-60-PJ                                                7.000           04-25-24            6,100       5,768,282
    CMO REMIC 1994-75-K                                                 7.000           04-25-24            3,100       2,952,750
    CMO REMIC 1996-28-PK                                                6.500           07-25-25            7,589       6,818,455
    CMO REMIC 1996-63-PD                                                7.500           01-18-22           10,000       9,775,000
    CMO REMIC G-8-E                                                     9.000           04-25-21            6,000       6,300,000
    CMO REMIC X-225C-TK                                                 6.500           12-25-23            5,032       4,634,120
  Government National Mortgage Assn.,
    30 Yr Adjustable Rate Mortgage                                      6.875           10-20-22 to        15,305      15,695,310
                                                                                        10-20-23
    30 Yr SF Pass Thru Ctf++                                            7.000           12-01-99 to        12,975      12,634,048
                                                                                        03-15-26
    30 Yr SF Pass Thru Ctf                                              7.500           01-15-23 to        19,213      19,249,997
                                                                                        02-15-26
    30 Yr SF Pass Thru Ctf                                              8.000           07-15-24 to        30,828      31,452,028
                                                                                        09-15-26
    30 Yr SF Pass Thru Ctf                                              9.000           08-15-16 to         9,262       9,921,906
                                                                                        12-15-17
  Small Business Administration,
    Bond 97-B                                                           7.100           02-01-17            5,000       4,971,875
    Bond 97-D                                                           7.500           04-01-17            5,000       5,060,937
    Pass Thru Ctf Ser 1997-20E                                          7.300           05-01-17            2,500       2,507,812
  Tennessee Valley Authority,
    Bond                                                                8.250           04-15-42            8,500       9,128,235
                                                                                                                     ------------
                                                                                                                      320,870,442
                                                                                                                     ------------
                                                   TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
                                                                             (Cost $392,592,613)          ( 98.46%)   392,783,651
                                                                                                           -------   ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.74%)
  Investment in a joint repurchase agreement transaction with
    Swiss Bank, Dated 5-30-97, Due 6-02-97 (secured by
    U.S. Treasury Notes, 6.375% Due 5-15-99, and U.S. Treasury
    Bonds, 6.25% thru 11.25%, Due 11-15-08 thru 8-15-23) Note A         5.560           06-02-97            6,955       6,955,000
                                                                                                                     ------------
Corporate Savings Account (0.01%)
  Investors Bank & Trust Company Daily Interest Savings Account
    Current Rate 4.950%                                                                                                    18,016
                                                                                                                     ------------
                                                                    TOTAL SHORT-TERM INVESTMENTS          (  1.75%)     6,973,016
                                                                                                           -------   ------------
                                                                               TOTAL INVESTMENTS          (100.21%)  $399,756,667
                                                                                                           =======   ============

 * U.S. Treasury Bonds with a value of $950,443 owned by the Fund were designated as margin deposits for future contracts at May 31, 1997.

++ A portion of these securities having an aggregate value of $4,795,522 or 1.20% of the Fund's net assets has been purchased on a when-issued basis. The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its when-issued commitments. Accordingly, the market values of $6,984,350 of U.S. Treasury Bond, 12.000%, 08-15-13 have been segregated to cover the when-issued commitments.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



Notes to Financial Statements

NOTE A --
ACCOUNTING POLICIES

John Hancock Strategic Series (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock Sovereign U.S. Government Income Fund (the "Fund"), and John Hancock Strategic Income Fund. The other series of the Trust is reported in separate financial statements. On May 21, 1996 the Trustees voted to approve a change in the fiscal period from October 31 to May 31. This change is effective May 31, 1997. The investment objective of the Fund is to provide as high a level of income as is consistent with long-term total return by investing in securities issued, guaranteed or otherwise backed by the United States government, it agencies or instrumentalities.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obli-gations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $48,876,888 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires as follows: May 31, 1998 - $282,637, May 31, 2002 - $16,549,431, May 31, 2003 - $26,193,155, May
31, 2004 - $3,597,046 and May 31, 2005 - $2,254,619.  The Fund's tax
year end is May 31. Expired capital loss carryforwards are reclassified to capital paid-in in the year of expiration.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund had no borrowing activity for the period ended May 31, 1997.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At May 31, 1997 there were the following open positions in financial futures contracts:

                                                    UNREALIZED
EXPIRATION     OPEN CONTRACTS      POSITION        APPRECIATION
----------     --------------      ----------      ------------
JUN 1997       35 TREASURY BOND    SHORT              ($47,655)
SEP 1997       30 TREASURY BOND    SHORT              ($20,626)
                                                   ------------
                                                      ($68,281)
                                                   ============

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

There were no written option transactions for the period ended May 31, 1997.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.50% of the first $500,000,000 of the Fund's average daily net asset value, and
(b) 0.45% of the Fund's average daily net asset value in excess of $500,000,000.

John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. For the period ended May 31, 1997, net sales charges received on sales of Class A shares of the Fund amounted to $162,187. Of this amount, $18,811 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $29,293 was paid as sales commissions to unrelated broker-dealers and $114,083 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include FDC, Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended May 31, 1997 the contingent deferred sales charges received by JH Funds amounted to $160,058.

In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In order to comply with this rule, the 12b-1 fee on Class B ranged from 0.95% to 1.00% of average daily net assets throughout the period.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At May 31, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $2,741.

NOTE C --
INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of obligations of the U.S. government and its agencies, other than short-term securities, during the period ended May 31, 1997 aggregated $372,920,197 and $399,834,790, respectively.

The cost of investments owned at May 31, 1997, for federal income tax purposes was $392,659,962. Gross unrealized appreciation and depreciation of investments aggregated $2,858,513 and $2,734,824, respectively, resulting in net unrealized appreciation of $123,689.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the period ended May 31, 1997, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $1,331,507, an increase in distributions in excess of net investment income of $135,106 and a decrease in capital paid-in of $1,196,401. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of foreign currency transactions in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.



REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders of John Hancock Sovereign U.S. Government Income Fund and the Trustees of John Hancock Strategic Series, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Sovereign U.S. Government Income Fund (the "Fund") (a portfolio of John Hancock Strategic Series, Inc.) at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
July 11, 1997



TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during its taxable year ended May 31, 1997.

All of the dividends paid for the fiscal year are taxable as ordinary income. None of the dividends qualify for the dividends received deduction available to corporations.

Shareholders will be mailed a 1997 U.S. Treasury Department Form 1099-DIV in January 1998. This will reflect the total of all distributions that are taxable for calendar year 1997.



NOTES

John Hancock Funds - Sovereign U.S. Government Income Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]


NOTES

John Hancock Funds - Sovereign U.S. Government Income Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]


NOTES

John Hancock Funds - Sovereign U.S. Government Income Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment
Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291  1-800-554-6713 (TDD)
Internet: www.jhancock.com/funds

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Sovereign U.S. Government Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption " Printed on
Recycled Paper."                                            0200A 5/97
                                                                  7/97






John Hancock Funds

Strategic
Income
Fund

ANNUAL REPORT

May 31, 1997



TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110



CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

The stock market has certainly put on a show since the start of the year. Stocks began 1997 on the high wires, bolstered by a near-perfect "Goldilocks" economy -- not too hot, not too cold. In almost a straight shot, the Dow Jones Industrial Average soared through the 7000 level for the first time in early March. Just days later, stocks lost their footing and staged a month-long free-fall in a nervous reaction to rising interest rates and data that showed the economy was picking up steam. Stocks gave back all of their year's gain and suffered their worst decline since 1990 during this period. No sooner had real fears begun to beset investors than they were gone, erased in a euphoric rally caused by strong earnings and no signs of inflation. By the end of May, the Dow had risen by 14.6% and the broader Standard & Poor's 500 Stock Index by 15.4% -- levels not many thought the market would reach all year, let alone in five months. Bondholders have not enjoyed the same bounty, as the bond market has mostly stayed worried about the strength of the economy, the direction of interest rates, and the Federal Reserve's next moves to pre-empt inflation.

But the stock market's latest advance has amazed many analysts and left them pondering their valuation models, since the market is now more expensive than it has been in decades. It's impossible to know what will happen next in the markets. But whether it's another strong move forward or a retreat, we recommend keeping a long-term perspective, rather than over-focusing on the market's daily twists and turns. While the economic backdrop seems to remain near perfect, the one thing we believe investors should be prepared for is more market volatility. It also makes sense to do something we've always advocated: set realistic expectations, since, as we've also seen this year, markets can move down as fast as they go up.

Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. After such a strong advance in equities over the last two and a half years, it could be time to rebalance your portfolio, if you haven't already, to maintain your desired targets of diversification. As part of that process, make sure that your investment strategies still reflect your individual time horizons, objectives and risk tolerance. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/S/EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.



BY FREDERICK CAVANAUGH, PORTFOLIO MANAGER

John Hancock
Strategic Income Fund

While foreign and domestic government bonds seesaw, high-yield corporate bonds shrug off a volatile interest-rate environment

U.S. and global interest rates reversed course during the past year, providing a volatile backdrop for government bonds issued in nearly all parts of the world. In the first half of the Fund's fiscal year, falling rates provided a relatively healthy environment for both domestic and international bonds. But the second half proved to be more difficult. Signs that the U.S. economy was improving at a quicker-than-expected pace caused investors to worry that inflation would flare up and, as a result, that the Federal Reserve would be forced to fight it with higher interest rates. In anticipation of rate hikes, investors slowly bid bond yields higher beginning late last year and -- because they move in the opposite direction of yields -- bond prices lower. As expected, the Fed did raise rates in March, which sent bond yields higher still and bond prices lower. However, signs that the economy was slowing allowed for a bond rally late in the period.

Meanwhile, high-yield bonds -- those issued by companies with below investment-grade credit ratings -- were able to shrug off the bond market's volatility and sustain their advance throughout the entire fiscal year. The strong U.S. economy translated into quite good earnings for many high-yield companies and helped to keep the number of defaults among high-yield companies negligible. Further boosting high-yield bonds' progress was demand: 1996 turned out to be a record year for net new cash coming into high-yield mutual funds, and demand continued to be strong during the first five months of 1997.

"...high-yield
bonds...were
able to shrug
off the bond
market's
volatility..."

A 2" x 3 1/2" photo of Strategic Income Fund management team at bottom center. Caption reads: "Fred Cavanaugh (left) and Fund management team members (l-r) Linda Carter, Jamie Kellogg and Aurthur Calavatrinos."



Chart with heading "Top Five Bond Sectors" at top left hand column. The chart lists five holdings: 1) U.S. Treasury & Government Agencies 19% 2) Foreign Governments 17% 3) Telecommunications 11% 4) Media 8% 5) Leisure 7%. Footnote below reads: "As a percentage of net assets on May 31, 1997."

"...we
continued to
maintain a
fairly steady
weighting in
foreign
government
bonds..."

For the year ended May 31, 1997, John Hancock Strategic Income Fund's Class A and Class B shares returned 12.99% and 12.21%, respectively, at net asset value. Those returns beat the average multi-sector income fund's return of 12.06%, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.

Wind behind the backs of high-yield bonds

As you know, the Fund seeks to attain a high level of current income, with relative price stability, through a flexible investment strategy that allows it to invest across three broad categories -- higher-yielding, lower-rated corporate bonds, foreign bonds and U.S. government securities. During the bulk of the 12-month period, we kept a larger weighting -- about 40% of the Fund -- in high-yield bonds issued in the U.S. and abroad than in any other sector. That decision helped our performance, since the high-yield sector was the best performing sector among the three broad categories. We had very good success with Nextel, a telecommunications company that provides a unit with paging, cellular and dispatch capabilities. The company experienced very strong subscriber growth and moved closer to having a national presence. Other winners included Showboat Marina, which operates a gambling boat in Indiana, and energy company Falcon Drilling. But the good fortunes of the high-yield market didn't cancel out other market trends. Recurring sell-offs in technology stocks throughout the year spilled over to the high-yield bonds of Computervision and hurt its performance.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is Nextel followed by an up arrow and the phrase "Fast-growing demand for paging/cellular/dispatch device." The second listing is Communicacion Cellular followed by an up arrow and the phrase "Filling Columbia's Telecom void." The third listing is Computervision followed by a down arrow and the phrase "Caught in tech sell-off." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."

During the year we found some attractive opportunities in high-yield bonds issued by foreign companies, who often turn to the U.S. high-yield market for their debt financing needs. Many of these companies are high-quality companies that, were they located in the U.S., would likely carry an investment-grade rating. However, credit rating protocol puts somewhat of an artificial rating ceiling on them because they can't have a higher credit rating than the country in which they are located. A good example of this is Mexican holding Pepsi-Gemex, one of the world's largest Pepsi bottlers. We also added Colombian cellular company Comunicacion Celular, which has seen very strong subscriber growth. We continued to hold onto the bulk of our U.K. cable companies including Telewest and Comcast U.K., which have benefited from their growing telephone businesses, creating a dual stream of revenue from that and their cable businesses.

Foreign governments

Through the past year we continued to maintain a fairly steady weighting in foreign government bonds, although we've made some recent adjustments. We eliminated our holdings in some Western European bonds, namely Denmark, Ireland, Norway and Spain. Our reasons for doing so were two-fold. First, the yield advantage these bonds offered over other areas of the world diminished. Second, we are concerned about the effect a unified European currency would have on these countries. On the other hand, we added to our holdings in the United Kingdom, which we believe still offers value and which has no near-term plans to take part in a unified currency. We also increased our stake in dollar-bloc countries including Australia, Canada and New Zealand, and doubled our stake in dollar-denominated debt from emerging markets, primarily with investments in Argentina, Brazil and Mexico. As always, we manage the Fund to have an average credit rating of investment-grade. So to offset some of the risk inherent with emerging-market debt, we increased our holdings in U.S. Treasury and agency bonds to 19% by the end of May.

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended May 31, 1997." The chart is scaled in increments of 5% from bottom to top, with 15% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 12.99% total return for John Hancock Strategic Income Fund: Class A. The second represents the 12.21% total return for John Hancock Strategic Income Fund: Class B. The third represents the 12.06% total return for the Average multi-sector income fund. Footnote below reads: "Total returns for John Hancock Strategic Income Fund are at net asset value with all distributions reinvested. The average multi-sector income fund is tracked by Lipper Analytical Services (1). See the following two pages for historical performance information."

Outlook

We're optimistic about the prospects of the high-yield market, but with a tinge of caution. A continued strong economy should help keep earnings growing and cash flow improving. From a technical standpoint, the market looks strong with demand quite good and supply stable. Our one caveat is that the "spread" -- which is the difference in yield between high-yield bonds and Treasuries -- is quite tight, especially when viewed on a historical basis. When spreads are this tight, the market can be more vulnerable to negative developments. As far as Europe goes, we think it's more likely that yields will head higher than it is that they will go lower. And with uncertainty about a unified European currency hanging over the region, we'll probably continue to avoid most continental countries. Rather, we'll continue to favor the U.K. and dollar-bloc countries, as well as emerging markets where we feel the rewards are attractive enough to warrant their added risk.

"...we'll
continue to
favor the
U.K. and
dollar-bloc
countries..."
---------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Strategic Income Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 4.50% for Class A shares. Different sales charge schedules for Class A shares were in effect prior to September 28, 1989 and are not reflected in the performance information. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see the prospectus for a discussion of risks associated with international investing and high-yield bonds.

CUMULATIVE TOTAL RETURNS

For the period ended March 31, 1997

                         ONE      FIVE      MOST RECENT
                         YEAR     YEARS      TEN YEARS
                        ------   ------    ------------
John Hancock
Strategic Income Fund:
Class A                  5.57%   44.36%       101.38%
John Hancock
Strategic Income Fund:
Class B(1)               4.74%   26.58%         N/A

AVERAGE ANNUAL TOTAL RETURNS

For the period ended March 31, 1997

                         ONE      FIVE      MOST RECENT
                         YEAR     YEARS      TEN YEARS
                        ------   ------    ------------
John Hancock
Strategic Income Fund:
Class A                  5.57%    7.62%        7.25%
John Hancock
Strategic Income Fund:
Class B(1)               4.74%    6.98%         N/A

YIELDS

As of May 31, 1997

                                             SEC 30-DAY
                                               YIELD
                                             -----------
John Hancock
Strategic Income Fund: Class A                  7.74%
John Hancock
Strategic Income Fund: Class B                  7.40%

Notes to Performance

(1) Class B shares started on October 4, 1993.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Strategic Income Fund would be worth on May 31, 1997. They assume that you either had invested on the day each class of shares started, or that you have been invested for the most recent 10 years. In either case, they also assume that you have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Government/Corporate Bond Index -- an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds.

Strategic Income Fund
Class A shares

Line chart with the heading Strategic Income Fund: Class A, representing the growth of a hypothetical $10,000 investment over the most recent ten years. Within the chart are three lines. The first line represents the value of the Lehman Government/Corporate Bond Index and is equal to $22,780 as of May 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Strategic Income Fund on May 31, 1987, before sales charge, and is equal to $22,473 as of May 31, 1997. The third line represents the Strategic Income Fund, after sales charge, and is equal to $21,462 as of May 31, 1997.

Strategic Income Fund
Class B shares

Line chart with the heading Strategic Income Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Strategic Income Fund, before sales charge, on October 4, 1993, and is equal to $13,455 as of May 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Strategic Income Fund, after sales charge, and is equal to $13,155 as of November 30, 1996. The third line represents the value of the Lehman Government/Corporate Bond Index, and is equal to $11,985 as of May 31, 1997.




The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 1997.
You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
May 31, 1997
---------------------------------------------------------------------
Assets:
Investments at value -- Note C:
Bonds (cost -- $651,156,081)                             $663,822,437
Common and preferred stocks and
warrants (cost -- $46,338,221)                             53,105,608
Joint repurchase agreement (cost -- $19,851,000)           19,851,000
                                                       --------------
                                                          736,779,045
Receivable for investments sold                             9,971,593
Receivable for shares sold                                  1,077,144
Dividends receivable                                           80,155
Interest receivable                                        13,548,287
Other assets                                                   20,201
                                                       --------------
Total Assets                                              761,476,425
---------------------------------------------------------------------
Liabilities:
Payable for investments purchased                          14,924,073
Payable for shares repurchased                                163,883
Payable for foreign currency exchange
contracts sold -- Note A                                      135,512
Dividend payable                                              129,802
Payable to John Hancock Advisers, Inc.
and affiliates -- Note B                                      398,566
Accounts payable and accrued expenses                         322,089
                                                       --------------
Total Liabilities                                          16,073,925
---------------------------------------------------------------------
Net Assets:
Capital paid-in                                           749,190,398
Accumulated net realized loss on investments,foreign
currency transactions and financial futures contracts     (30,049,881)
Net unrealized appreciation of investments
and foreign currency transactions                          19,290,758
Undistributed net investment income                         6,971,225
                                                       --------------
Net Assets                                               $745,402,500
=====================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding -- unlimited number of shares
authorized with no par value, respectively)
Class A -- $416,915,602/55,271,453                              $7.54
=====================================================================
Class B -- $328,486,898/43,548,258                              $7.54
=====================================================================
Maximum Offering Price Per Share*
Class A -- ($7.54 x 104.71%)                                    $7.90
=====================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.




<CAPTION

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended May 31, 1997
---------------------------------------------------------------------
Investment Income:
Interest (net of foreign withholding taxes of $11,242)    $61,650,327
Dividends                                                   1,755,545
                                                       --------------
                                                           63,405,872
                                                       --------------
Expenses:
Investment management fee -- Note B                         2,830,885
Distribution and service fee -- Note B
Class A                                                     1,175,999
Class B                                                     2,682,961
Transfer agent fee -- Note B                                  979,264
Custodian fee                                                 327,997
Registration and filing fees                                  140,187
Financial services fee -- Note B                              132,910
Trustees' fees                                                 68,059
Auditing fee                                                   45,472
Printing                                                       40,014
Legal fees                                                     26,919
Miscellaneous                                                  16,684
                                                       --------------
Total Expenses                                              8,467,351
---------------------------------------------------------------------
Net Investment Income                                      54,938,521
---------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments, Foreign Currency Transactions
and Financial Futures Contracts:
Net realized gain on investments sold                       6,704,214
Net realized loss on financial futures contracts             (631,925)
Net realized gain foreign currency transactions             6,297,112
Change in net unrealized appreciation/depreciation
of investments                                             12,833,314
Change in net unrealized appreciation/depreciation
of foreign currency transactions                           (1,388,407)
                                                       --------------
Net Realized and Unrealized
Gain on Investments                                        23,814,308
---------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                 $78,752,829
=====================================================================

See notes to financial statements.





Statement of Changes in Net Assets
                                                                                YEAR ENDED MAY 31,
                                                                           ----------------------------
                                                                               1996           1997
                                                                           -------------  -------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                        $45,468,202    $54,938,521
Net realized gain on investments sold, foreign currency
transactions, and financial futures contracts                                  8,472,925     12,369,401
Change in net unrealized appreciation/depreciation of
investments, foreign currency transactions and financial
futures contracts                                                               (567,646)    11,444,907
                                                                           -------------  -------------
Net Increase in Net Assets Resulting from
Operations                                                                    53,373,481     78,752,829
                                                                           -------------  -------------
Distributions to Shareholders:
Dividends from net investment income
Class A -- ($0.6643 and $0.6371 per share,
respectively)                                                                (31,814,278)   (33,759,527)
Class B -- ($0.6138 and $0.5854 per share,
respectively)                                                                (13,654,321)   (21,178,937)
                                                                           -------------  -------------
Total Distributions to Shareholders                                          (45,468,599)   (54,938,464)
                                                                           -------------  -------------
From Fund Share Transactions -- Net*:                                        105,570,421    145,710,146
                                                                           -------------  -------------
Net Assets:
Beginning of period                                                          462,402,686    575,877,989
                                                                           -------------  -------------
End of period (including undistributed net
investment income of $1,748,001 and $6,971,225,
respectively)                                                               $575,877,989   $745,402,500
                                                                           =============  =============

*Analysis of Fund Share Transactions:
                                                                        YEAR ENDED MAY 31,
                                                    ----------------------------------------------------------
                                                                1996                          1997
                                                    ----------------------------  ----------------------------
                                                       SHARES         AMOUNT         SHARES         AMOUNT
                                                    -------------  -------------  -------------  -------------
CLASS A
Shares sold                                            13,814,860   $100,644,593     25,714,330   $191,363,563
Shares issued to shareholders in reinvestment
of distributions                                        2,783,247     20,217,302      2,756,450     20,478,423
                                                    -------------  -------------  -------------  -------------
                                                       16,598,107    120,861,895     28,470,780    211,841,986
Less shares repurchased                               (11,730,367)   (85,419,278)   (23,946,698)  (178,382,670)
                                                    -------------  -------------  -------------  -------------
Net increase                                            4,867,740    $35,442,617      4,524,082    $33,459,316
                                                    =============  =============  =============  =============

CLASS B
Shares sold                                            15,428,983   $112,410,866     26,203,914   $194,709,218
Shares issued to shareholders in reinvestment
of distributions                                          904,705      6,576,391      1,314,586      9,776,167
                                                    -------------  -------------  -------------  -------------
                                                       16,333,688    118,987,257     27,518,500    204,485,385
Less shares repurchased                                (6,733,353)   (48,859,453)   (12,396,576)   (92,234,555)
                                                    -------------  -------------  -------------  -------------
Net increase                                            9,600,335    $70,127,804     15,121,924   $112,250,830
                                                    =============  =============  =============  =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund.
The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:

                                                                        YEAR ENDED MAY 31,
                                                  ------------------------------------------------------------
                                                    1993         1994         1995         1996         1997
                                                  --------     --------     --------     --------     --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                 $7.78        $7.55        $7.17        $7.15        $7.27
                                                  --------     --------     --------     --------     --------
Net Investment Income                                 0.71         0.68         0.64         0.66(2)      0.64(2)
Net Realized and Unrealized Gain (Loss) on
Investments, Foreign Currency Transactions and
Financial Futures Contracts                          (0.22)       (0.33)       (0.02)        0.12         0.27
                                                  --------     --------     --------     --------     --------
Total from Investment Operations                      0.49         0.35         0.62         0.78         0.91
                                                  --------     --------     --------     --------     --------
Less Distributions:
Dividends from Net Investment Income                 (0.72)       (0.58)       (0.55)       (0.66)       (0.64)
Distributions in Excess of Net Investment Inco          --        (0.05)          --           --           --
Distributions from Capital Paid-In                      --        (0.10)       (0.09)          --           --
                                                  --------     --------     --------     --------     --------
Total Distributions                                  (0.72)       (0.73)       (0.64)       (0.66)       (0.64)
                                                  --------     --------     --------     --------     --------
Net Asset Value, End of Period                       $7.55        $7.17        $7.15        $7.27        $7.54
                                                  ========     ========     ========     ========     ========
Total Investment Return at Net Asset Value (3)        6.81%        4.54%        9.33%       11.37%       12.99%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)          $262,137     $335,261     $327,876     $369,127     $416,916
Ratio of Expenses to Average Net Assets               1.58%        1.32%        1.09%        1.03%        1.00%
Ratio of Net Investment Income to Average Net         9.63%        8.71%        9.24%        9.13%        8.61%
Portfolio Turnover Rate                                 97%          91%          55%          78%         132%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment returns of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Financial Highlights (continued)

                                                                          YEAR ENDED MAY 31,
                                                  PERIOD ENDED     ----------------------------------
                                                  MAY 31, 1994(1)    1995         1996         1997
                                                  --------------   --------     --------     --------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                   $7.58          $7.17        $7.15        $7.27
                                                    --------       --------     --------     --------
Net Investment Income                                   0.40           0.60(2)      0.61(2)      0.59
Net Realized and Unrealized Gain (Loss) on
Investments, Foreign Currency Transactions and
Financial Futures Contracts                            (0.41)         (0.02)        0.12         0.27
                                                    --------       --------     --------     --------
Total from Investment Operations                       (0.01)          0.58         0.73         0.86
                                                    --------       --------     --------     --------
Less Distributions:
Dividends from Net Investment Income                   (0.32)         (0.52)       (0.61)       (0.59)
Distributions in Excess of Net Investment Income       (0.03)            --           --           --
Distributions from Capital Paid-in                     (0.05)         (0.08)          --           --
                                                    --------       --------     --------     --------
Total Distributions                                    (0.40)         (0.60)       (0.61)       (0.59)
                                                    --------       --------     --------     --------
Net Asset Value, End of Period                         $7.17          $7.15        $7.27        $7.54
                                                    ========       ========     ========     ========
Total Investment Return at Net Asset Value (3)         (0.22%)(4)      8.58%       10.61%       12.21%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)             $77,691       $134,527     $206,751     $328,487
Ratio of Expenses to Average Net Assets                 1.91%(5)       1.76%        1.73%        1.70%
Ratio of Net Investment Income to Average Net Assets    8.12%(5)       8.55%        8.42%        7.90%
Portfolio Turnover Rate                                   91%            55%          78%         132%

(1) Class B shares commenced operations on October 4, 1993.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.

See notes to financial statements.





Schedule of Investments
May 31, 1997

The Schedule of Investments is a complete list of all securities owned by Strategic Income
Fund on May 31, 1997. It has three main categories: bonds, common and preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry groups.
Under each industry group is a list of bonds owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                     PAR  VALUE
                                                                                   INTEREST  S&P       (000s        MARKET
ISSUER, DESCRIPTION                                                                  RATE   RATING    OMITTED)      VALUE
--------------------------------------------------                                --------- ------  ---------- --------------
BONDS
Advertising (1.10%)
Outdoor Systems, Inc., Sr Sub Note 10-15-06                                           9.375%  B        $4,000      $4,040,000
Universal Outdoor Inc., Sr Sub Note Ser B 10-15-06                                    9.750   B         4,000       4,130,000
                                                                                                               --------------
                                                                                                                    8,170,000
                                                                                                               --------------

Aerospace (0.23%)
Jet Equipment Trust, Equipment Trust Cert Ser 95B2 08-15-14 (R)                      10.910   BBB-      1,500       1,739,055
                                                                                                               --------------

Banks -- Foreign (0.96%)
Landeskreditbank Baden -- Wuerttemberg, Sub Note (Germany) 02-01-23 (Y)               7.625   AAA       7,000       7,173,950
                                                                                                               --------------

Beverages (0.28%)
Pepsi-Gemex, S.A. de C.V., Bond (Mexico) 03-30-04 (R), (Y)                            9.750   BB        2,000       2,057,500
                                                                                                               --------------

Business Services -- Misc (0.44%)
Pierce Leahy Corp., Sr Sub Note 07-15-06                                             11.125   B-        3,000       3,292,500
                                                                                                               --------------

Chemicals (0.54%)
OPP Petroquimica S.A., Bond (Brazil) 10-29-04 (R), (Y)                               11.000   B         4,000       4,050,000
                                                                                                               --------------

Computers (1.25%)
Computervision Corp., Sr Sub Note 08-15-99                                           11.375   B-        4,000       3,920,000
Unisys Corp., Sr Note 10-15-04                                                       11.750   B+        5,000       5,375,000
                                                                                                               --------------
                                                                                                                    9,295,000
                                                                                                               --------------

Containers (2.85%)
AMTROL Inc., Sr Sub Note 12-31-06                                                    10.625   B-        3,825       3,978,000
Berry Plastics Corp., Sr Sub Note 04-15-04                                           12.250   B-        2,000       2,195,000
Gaylord Container Corp., Sr Sub Disc Deb 05-15-05                                    12.750   B-        5,000       5,475,000
Riverwood International Corp., Gtd Sr Sub Note 04-01-08                              10.875   B-        6,000       5,460,000
Stone Container Corp., Unit (Sr Sub Deb & Supplemental Interest Cert) 04-01-02       12.250   B-        4,000       4,100,000
                                                                                                               --------------
                                                                                                                   21,208,000
                                                                                                               --------------

Diversified Operations (0.84%)
Derlan Manufacturing, Sr Note 01-15-07 (R)                                           10.000   B+        1,000       1,020,000
Euramax International Plc, Sr Sub Note (United Kingdom) 10-01-06 (Y)                 11.250   B         3,150       3,323,250
Intertek Finance Plc, Sr Sub Note (United Kingdom) 11-01-06 (Y)                      10.250   B2        1,850       1,914,750
                                                                                                               --------------
                                                                                                                    6,258,000
                                                                                                               --------------

Electronics (0.84%)
Cablevision Systems Corp., Sr Sub Deb 02-15-13                                        9.875   B         4,000       4,010,000
Fairchild Semiconductor Corp., Sr Sub Note 03-15-07 (R)                              10.125   B         2,200       2,282,500
                                                                                                               --------------
                                                                                                                    6,292,500
                                                                                                               --------------

Energy (0.17%)
AES China Generating Co. Ltd., Note (Bermuda) 12-15-06 (Y)                           10.125   BB-       1,200       1,278,000
                                                                                                               --------------

Finance (1.37%)
CEI Citicorp Holdings, Bond (Argentina) 02-14-07 (R), (Y)                             9.750   BB-       3,000       3,030,000
Maxxam Group Holdings, Inc., Sr Sec Note Ser B 08-01-03                              12.000   CCC+      3,000       3,090,000
Polysindo International Finance Co. B.V., Gtd Sr Sec Note (Netherlands)
06-15-06 (Y)                                                                         11.375   BB        3,750       4,078,125
                                                                                                               --------------
                                                                                                                   10,198,125
                                                                                                               --------------

Food (0.70%)
Americold Corp., Sr Sub Note 05-01-08                                                12.875   B-        4,000       4,240,000
Arisco Produtos Alimenticios S.A., Bond (Brazil) 05-22-05 (R), (Y)                   10.750   B         1,000       1,002,500
                                                                                                               --------------
                                                                                                                    5,242,500
                                                                                                               --------------

Glass Products (0.35%)
VICAP S.A. de C.V., Gtd Sr Note (Mexico) 05-15-07 (R), (Y)                           11.375   B+        2,500       2,596,750
                                                                                                               --------------

Government -- Foreign (17.06%)
Argentina, Republic of,
Government Bond (Argentina) 03-31-23 (Y)                                              5.250   BB-       5,000       3,384,375
Sr Unsub Note (Argentina) 10-09-06 (Y)                                               11.000   BB        2,000       2,178,750
Australia, Commonwealth of,
Government Bond (Australia) 03-15-02#                                                 9.750   AAA       8,000       6,818,199
Government Bond (Australia) 08-15-03#                                                 9.500   AAA      15,000      12,775,674
Government Bond (Australia) 07-15-05#                                                 7.500   AA+      23,000      17,641,425
Brazil, Federative Republic of,
Government Bond (Brazil) (Floating Rate Note) 09-15-07 (R), (Y)                       6.563   B+        3,882       3,532,365
Canada, Government of,
Government Bond (Canada) 06-01-23#                                                    8.000   AAA       7,000       5,655,475
Treasury Bond (Canada) 06-01-25#                                                      9.000   AAA      20,000      17,921,692
Croatia, Republic of, Sr Note (Croatia) 02-27-02 (R), (Y)                             7.000   BBB-      5,000       4,862,650
Moscow, City of, Unsub Deb (Russia) 05-31-00 (R), (Y)=                                9.500   B         6,000       6,030,000
New Zealand, Government of, Government Bond (New Zealand) 02-15-01#                   8.000   AAA      10,000       7,060,726
Poland, Republic of, Government Bond (Poland) 10-27-24 (Y)                            2.750   BBB-     13,000       7,280,000
South Africa, Republic of,
Government Bond (South Africa) 02-28-05#                                             12.000   BBB+     20,000       3,898,377
Government Bond (South Africa) 10-17-06 (Y)                                           8.375   BB+       2,500       2,522,500
United Kingdom of Great Britain Treasury Gilts
Government Bond (United Kingdom) 06-07-02#                                            7.000   AAA       3,000       4,898,017
Government Bond (United Kingdom) 12-07-06#                                            7.500   AAA       6,000      10,016,604
United Mexican States, Government Bond (Mexico) 09-15-16 (Y)                         11.375   BB        2,750       3,011,250
Venezuela, Republic of, Government Bond (Venezuela) 03-31-20#                         6.750   B        10,000       7,625,000
                                                                                                               --------------
                                                                                                                  127,113,079
                                                                                                               --------------

Government -- U.S. (15.84%)
United States Treasury,
Bond 08-15-05                                                                        10.750   AAA      10,000      12,542,200
Bond 02-15-16                                                                         9.250   AAA      11,000      13,591,820
Bond 08-15-19                                                                         8.125   AAA      20,500      23,052,865
Note 11-15-97                                                                         8.875   AAA      20,000      20,284,400
Note 08-15-97                                                                         8.625   AAA      28,400      28,599,652
Note 05-15-01                                                                         8.000   AAA      19,000      20,003,390
                                                                                                               --------------
                                                                                                                  118,074,327
                                                                                                               --------------

Government -- U.S. Agencies (3.16%)
Federal Home Loan Mortgage Assn., Remic 44-E 11-15-19                                 9.000   AAA         926         962,241
Federal National Mortgage Association, Global Bond 06-07-02                           6.875   AAA       5,000       8,079,803
Government National Mortgage Assn., 30 Yr Pass Thru Ctf 05-15-26                      7.500   AAA      14,600      14,540,454
                                                                                                               --------------
                                                                                                                   23,582,498
                                                                                                               --------------

Leasing Companies (0.59%)
DVI, Inc., Sr Note 02-01-04                                                           9.875   B         3,000       3,018,750
Ryder TRS Inc., Sr Sub Note 12-01-06                                                 10.000   B+        1,350       1,387,125
                                                                                                               --------------
                                                                                                                    4,405,875
                                                                                                               --------------

Leisure (6.68%)
Casino America, Inc., Sr Sec Note 08-01-03                                           12.500   B         5,000       5,087,500
Cinemark USA, Inc., Sr Sub Note Ser B 08-01-08                                        9.625   B         4,000       4,060,000
Eldorado Resorts LLC, Sr Sub Note 08-15-06                                           10.500   B         4,000       4,250,000
GB Property Funding Corp., 1st Mtg 01-15-04                                          10.875   B         3,000       2,655,000
Mohegan Tribal Gaming Authority, Sr Sec Note Ser B 11-15-02                          13.500   BB+       5,900       7,758,500
Players International, Inc., Sr Note 04-15-05                                        10.875   BB-       5,000       5,225,000
Showboat Marina Casino Partnership/Finance Corp., 1st Mtg Note Ser B 03-15-03        13.500   B         5,000       5,750,000
Showboat, Inc., Sr Sub Note 08-01-09                                                 13.000   B         3,000       3,480,000
Station Casinos, Inc., Sr Sub Note 03-15-06                                          10.125   B+        3,000       3,007,500
Sun International Hotels, Sr Sub Note (Bahamas) 03-15-07 (Y)                          9.000   B+        3,000       3,015,000
Waterford Gaming LLC, Sr Note 11-15-03 (R)                                           12.750   B         5,000       5,475,000
                                                                                                               --------------
                                                                                                                   49,763,500
                                                                                                               --------------

Machinery (0.28%)
Clark Material Handling Co., Gtd Sr Note 11-15-06                                    10.750   B+        2,000       2,105,000
                                                                                                               --------------

Manufacturing (0.78%)
Coty Inc., Sr Sub Note 05-01-05                                                      10.250   B+        4,000       4,240,000
Syratech Corp., Sr Note 04-15-07                                                     11.000   B         1,500       1,590,000
                                                                                                               --------------
                                                                                                                    5,830,000
                                                                                                               --------------

Media (8.18%)
American Telecasting, Inc.,Sr Disc Note Ser B,
Step Coupon (14.50%, 08-15-00) 08-15-05 (A)                                            Zero   CCC+      6,000       1,860,000
Australis Media Ltd., Unit (Sr Sub Disc Note & Warrant),
Step Coupon (15.75%, 05-15-00) (Australia) 05-15-03 (A), (Y)                           Zero   B         3,000       1,860,000
Bell Cablemedia Plc, Sr Discount Note,
Step Coupon (11.95%, 07-15-99) (United Kingdom) 07-15-04 (A), (Y)                      Zero   BB-       4,000       3,570,000
Caspar Broadcasting Partners, Inc., Sr Disc Note,
Step Coupon (12.75%, 02-01-02) 02-01-09 (A), (R)                                       Zero   B         2,750       1,650,000
CF Cable TV Inc., Sr Note (Canada) 02-15-05 (Y)                                      11.625   BBB-      2,000       2,280,000
Chancellor Radio Broadcasting Co., Sr Sub Note 10-01-04                              12.500   B-        1,125       1,303,594
Comcast Corp., Sr Sub Deb 01-15-08                                                    9.500   BB+       4,000       4,150,000
Comcast UK Cable, Sr Disc Deb, Step Coupon (11.20%, 11-15-00)
(Bermuda) 11-15-07 (A), (Y)                                                            Zero   B-        4,000       2,970,000
Diamond Cable Communications Plc, Sr Disc Note,
Step Coupon (13.25%, 09-30-99) (United Kingdom) 09-30-04 (A), (Y)                      Zero   B-        3,000       2,460,000
Galaxy Telecom L.P., Sr Sub Note 10-01-05                                            12.375   B-        5,000       5,275,000
Intermedia Capital Partners, Sr Note 08-01-06                                        11.250   B         4,000       4,240,000
Katz Media Corp., Sr Sub 01-15-07                                                    10.500   B         2,000       1,895,000
Le Groupe Videotron Ltee, Sr Note (Canada) 02-15-05 (Y)                              10.625   BBB-      1,250       1,381,250
Marcus Cable Co., L.P., Sr Disc Note, Step Coupon (14.25%, 6-15-00) 12-15-05 (A)       Zero   B         4,000       3,040,000
People's Choice TV Corp., Unit (Sr Disc Note & Warrant),
Step Coupon (13.125%, 06-01-00) 06-01-04 (A)                                           Zero   CCC+      2,000         730,000
Radio One Inc., Sr Sub Note, Step Coupon (12.00%, 05-15-00) 05-15-04 (A), (R)         7.000   B         2,000       1,765,000
Rogers Cablesystems Ltd.,
Sr Note Ser B (Canada) 03-15-05 (Y)                                                  10.000   BB+       3,000       3,217,500
Sr Sec Deb (Canada) 01-15-14#                                                         9.650   BB+       2,000       1,434,315
Scandinavian Broadcasting System S.A., Sub Deb (Luxembourg) 08-01-05 (Y)              7.250   B         2,390       2,366,100
STC Broadcasting, Inc., Sr Sub Note 03-15-07 (R)                                     11.000   B3        1,500       1,582,500
Sullivan Broadcasting, Sr Sub Note 12-15-05                                          10.250   B-        3,000       3,060,000
TeleWest Communications Plc, Sr Disc Deb,
Step Coupon (11.00%, 10-01-00) (United Kingdom) 10-01-07 (A), (Y)                      Zero   B+        4,000       2,780,000
TV Azteca, S.A. de C.V.,
Gtd Sr Note (Mexico) 02-15-04 (R), (Y)                                               10.125   B         5,000       5,081,250
Gtd Sr Note (Mexico) 02-15-04 (R), (Y)                                               10.125   B         1,000       1,016,250
                                                                                                               --------------
                                                                                                                   60,967,759
                                                                                                               --------------

Metal (0.82%)
Falcon Holdings Group LP, Sr Sub Note 09-15-03                                       11.000   B         4,365       3,939,097
GS Technologies Operating Co., Sr Note 10-01-05                                      12.250   B         2,000       2,180,000
                                                                                                               --------------
                                                                                                                    6,119,097
                                                                                                               --------------

Office (0.30%)
United Stationer Supply, Sr Sub Note 05-01-05                                        12.750   B-        2,000       2,240,000
                                                                                                               --------------

Oil & Gas (3.76%)
Cliffs Drilling Co., Gtd Sr Sec Note 05-15-03                                        10.250   B         2,250       2,362,500
Comp Nav Perez Companc, Bond (Argentina) 01-30-04 (R), (Y)                            9.000   BBB-      3,000       3,067,500
Costilla Energy Inc., Sr Note 10-01-06                                               10.250   B         5,000       5,150,000
Falcon Drilling Co.,
Sr Note Ser B 03-15-03                                                                8.875   B+        1,500       1,522,500
Sr Sub Note Ser B 03-15-05                                                           12.500   B-        1,500       1,650,000
Forcenergy Inc., Sr Sub Note 02-15-07                                                 8.500   B         2,000       1,945,000
HS Resources, Inc., Sr Sub Note 11-15-06                                              9.250   B         2,000       1,990,000
Kelly Oil & Gas Partners Ltd., Deb 04-01-00                                           8.500   B-        1,100       1,056,000
Parker Drilling Co., Gtd Sr Note 11-15-06                                             9.750   B+        1,000       1,040,000
Petroleum Heat & Power Co., Inc., Sub Deb 02-01-05                                   12.250   B+        2,500       2,631,250
Vintage Petroleum Inc., Sr Sub Note 12-15-05                                          9.000   B+        3,000       3,060,000
Wainoco Oil Corp., Sr Note 08-01-02                                                  12.000   B-        2,500       2,575,000
                                                                                                               --------------
                                                                                                                   28,049,750
                                                                                                               --------------

Paper & Paper Products (1.58%)
American Pad & Paper Co., Sr Sub Note Ser B 11-15-05                                 13.000   B-        1,170       1,330,875
APP Finance II Mauritius Ltd., Bond (Indonesia) 12-29-49 (R), (Y)                    12.000   B+        5,000       4,987,500
Copamex Industrias, S.A. de C.V., Bond (Mexico) 04-30-04 (R), (Y)                    11.375   B1        1,950       2,069,438
Indah Kiat International Finance Co., Gtd Sec Bond Ser C (Indonesia) 06-15-06 (Y)    12.500   BB        3,000       3,375,000
                                                                                                               --------------
                                                                                                                   11,762,813
                                                                                                               --------------

Printing -- Commercial (0.64%)
Goss Graphic Systems, Inc., Sr Sub Note 10-15-06                                     12.000   B         1,600       1,744,000
Sullivan Graphics, Inc., Sr Sub Note 08-01-05                                        12.750   Caa       3,000       3,045,000
                                                                                                               --------------
                                                                                                                    4,789,000
                                                                                                               --------------

Retail (1.30%)
Pueblo Xtra International, Inc., Sr Note Ser B 08-01-03 (R)                           9.500   B-        2,000       1,915,000
Specialty Retailers, Inc., Sr Sub Note Ser B 08-15-03 (R)                            11.000   B         3,000       3,281,250
Speedy Muffler King, Inc., Gtd Sr Note (Canada) 10-01-06 (Y)                         10.875   B+        3,000       3,135,000
Supermercados Norte, Bond (Argentina) 02-09-04 (R), (Y)                              10.875   B1        1,300       1,342,250
                                                                                                               --------------
                                                                                                                    9,673,500
                                                                                                               --------------

Steel (2.57%)
Acindar Industria Argentina de Aceros S.A., Bond (Argentina) 02-15-04 (Y)            11.250   B+        1,250       1,303,125
Acme Metals, Inc., Sr Sec Note 08-01-02                                              12.500   B         3,000       3,270,000
Altos Hornos de Mexico S.A., Bond (Mexico) 04-30-04 (R), (Y)                         11.875   B1        1,500       1,595,625
Gulf States Steel, Inc. of Alabama, 1st Mtg 04-15-03                                 13.500   B-        4,000       3,890,000
Haynes International, Inc., Sr Note 09-01-04                                         11.625   B-        2,500       2,687,500
IVACO Inc., Sr Note (Canada) 09-15-05 (Y)                                            11.500   B+        3,525       3,793,781
Republic Engineered Steels, Inc., 1st Mtg 12-15-01                                    9.875   CCC+        688         646,720
Wheeling-Pittsburgh Corp., Sr Note 11-15-03                                           9.375   BB-       2,000       1,940,000
                                                                                                               --------------
                                                                                                                   19,126,751
                                                                                                               --------------

Telecommunications (11.44%)
Advanced Radio Telecom Corp., Unit (Sr Note & Warrants) 02-15-07                     14.000   CCC+      4,000       4,200,000
Brooks Fiber Properties, Inc., Sr Discount Note,
Step Coupon (10.875%, 03-01-01) 03-01-06 (A)                                           Zero   B         5,000       3,400,000
CANTV Finance Ltd., Gtd Note (Venezuela) 02-01-02 (Y)                                 8.875   B+          850         859,563
Colt Telecom Group Plc, Unit (Sr Disc Note & Warrant), Step Coupon (12.00%,
12-15-01) (United Kingdom) 12-15-06 (A), (Y)                                           Zero   B           500       3,175,000
Comunicacion Celular S.A., Bond, Step Coupon (13.125%, 11-15-00)
(Colombia) 11-15-03 (A), (Y)                                                           Zero   B+        5,000       3,575,000
Fonorola, Inc., Gtd Sr Sec Note (Canada) 08-15-02 (Y)                                12.500   B+        3,000       3,300,000
Globo Communicacoes e Participacoes Ltda., Bond (Brazil) 12-20-06 (R), (Y)           10.500   BB-       2,500       2,593,750
Impsat Corp., Gtd Sr Sec Note 07-15-03                                               12.125   BB-       1,770       1,893,900
Innova S de R.L., Sr Note (Mexico) 04-01-07 (R), (Y)                                 12.875   B-        3,000       3,135,000
Intercel, Inc.,
Unit (Sr Disc Note & Warrant), Step Coupon (12.00%, 02-01-01) 02-01-06 (A)             Zero   B           900         531,000
Unit (Sr Discount Note, Step Coupon (12.00%, 02-01-01) 02-01-06 (A)                    Zero   B         2,100       1,270,500
Intermedia Communications Inc., Sr Disc Note,
Step Coupon (12.50%, 05-15-01) 05-15-06 (A)                                            Zero   B-        3,000       2,070,000
International Wireless Communication Holdings, Inc., Sr Disc Note 08-15-01 (A)         Zero   B         3,000       1,650,000
Ionica Plc, Sr Note (United Kingdom) 08-15-06 (Y)                                    13.500   B         3,000       3,135,000
McCaw International Ltd., Unit (Sr Disc Note & Warrant),
Step Coupon (13.00%, 04-15-02) 04-15-07 (A), (R)                                       Zero   B         7,000       3,430,000
McLeod, Inc., Sr Disc Note, Step Coupon (10.50%, 03-02-02) 03-01-07 (A), (R)           Zero   B         3,000       1,792,500
Net Sat Servicos Ltda., Sr Note (Brazil) 08-05-04 (Y)                                12.750   B         4,000       4,180,000
Nextel Communications, Inc., Sr Disc Note, Step Coupon (9.75%, 02-15-99)
08-15-04 (A)                                                                           Zero   CCC-      8,000       6,080,000
Occidente Y Caribe Cellular SA, Sr Disc Note,
Step Coupon (14.00%, 03-15-01) (Colombia) 03-15-04 (A), (Y)                            Zero   B         4,000       2,920,000
Omnipoint Corp., Sr Note Ser A 08-15-06                                              11.625   CCC+      2,000       1,770,000
Orion Network Systems, Inc., Unit (Sr Note & Warrants) 01-15-07                      11.250   B         5,000       5,225,000
Paging Network Do Brasil, Unit (Sr Note) (Brazil) 06-06-05 (Y)+                      13.500   B1        3,000       3,000,000
Paging Network, Inc., Sr Sub Note 10-15-08                                           10.000   B         6,000       5,670,000
Rogers Cantel, Inc., Sr Note (Canada) 06-01-06                                       10.500   BB+       2,000       1,579,195
Shared Technologies Fairchild, Inc., Sr Sub Disc Note,
Step Coupon (12.25%, 03-01-99) 03-01-06 (A)                                            Zero   Caa       2,400       2,088,000
Sprint Spectrum L.P., Sr Note 08-15-06                                               11.000   B+        3,750       4,143,750
Teleport Communications Group, Inc., Sr Disc Note,
Step Coupon (11.125%, 07-01-01) 07-01-07 (A)                                           Zero   B         4,000       2,810,000
Videotron Holdings Plc, Sr Disc Note,
Step Coupon (11.125% 07-01-99) (United Kingdom) 07-01-04 (A), (Y)                      Zero   B+        4,000       3,570,000
Winstar Communications, Inc.,
Conv Sr Disc Note, Step Coupon (14.00%, 10-15-00) 10-15-05 (A)                         Zero   CCC+      1,300         741,000
Sr Disc Note, Step Coupon (14.00%, 10-15-00) 10-15-05 (A)                              Zero   CCC+      2,600       1,456,000
                                                                                                               --------------
                                                                                                                   85,244,158
                                                                                                               --------------

Textile (0.28%)
Dan River Inc., Sr Sub Note 12-15-03                                                 10.125   B         2,000       2,090,000
                                                                                                               --------------

Transport (0.46%)
Greyhound Lines, Inc., Sr Note 04-15-07 (R)                                          11.500   B-        2,000       2,110,000
Northwest Airlines, Inc., Sr Note 12-31-00                                           12.092   BB-       1,302       1,340,803
                                                                                                               --------------
                                                                                                                    3,450,803
                                                                                                               --------------

Utilities (1.42%)
Calpine Corp., Sr Note 02-01-04                                                       9.250   B+        2,000       2,045,000
CE Casecnan Water & Energy Co., Inc., Sr Note Ser A (Philippines) 11-15-05 (Y)       11.450   BB        2,000       2,192,500
Midland Cogeneration Venture, Deb 07-23-02                                           10.330   BB        1,472       1,575,187
Midland Funding Corp. II, Deb Ser B 07-23-06                                         13.250   B         4,000       4,769,960
                                                                                                               --------------
                                                                                                                   10,582,647
                                                                                                               --------------

                                                                      TOTAL BONDS
                                                              (Cost $651,156,081)                     (89.06%)    663,822,437
                                                                                                      -------  --------------


                                                                                                    NUMBER OF
                                                                                                      SHARES         MARKET
ISSUER, DESCRIPTION                                                                                 OR WARRANT       VALUE
---------------------------------------------------------                                           ----------     ----------
COMMON AND PREFERRED STOCKS AND WARRANTS
American Radio Systems Corp., 11.375%, Preferred Stock (R)                                             46,066       4,882,996
American Telecasting, Inc., Warrant**                                                                   4,000             400
AVI Holdings, Inc., Warrant (R)**                                                                       1,500           7,500
California Federal Bank, 10.625%, Ser B, Preferred Stock                                                6,667         726,703
California Federal Bank, 11.50%, Preferred Stock                                                        5,000         556,250
Chancellor Broadcasting, 7.00%, Preferred Stock (R)                                                    20,000       1,225,000
Chancellor Radio Broadcasting, 12.00%, Preferred Stock (R)                                             10,000       1,080,000
Comunicacion Celular S.A., Warrant** (Colombia) (Y)                                                    50,000         375,000
Credit Lyonnais Capital S.C.A., American Depositary Receipt (ADR),
9.50% Ser DTC Preferred Stock (Luxemburg) (R), (Y)                                                    100,000       2,525,000
Decorative Home Accents, Inc., Common Stock**                                                           1,000              10
Earthwatch, Inc., 12.00% Ser C Conv Preferred Stock (R)                                               200,000       2,000,000
Finlay Enterprises, Inc., Common Stock**                                                                4,000          66,000
Granite Broadcasting Corp., 12.75%, Preferred Stock (R)                                                40,000       3,800,000
ICF Kaiser International Inc., Warrant (r)**                                                           12,000           6,000
ICG Holdings, Inc.,14.00%, Preferred Stock (R)                                                          2,000       2,050,000
Intermedia Communications, Inc., 13.50%, Preferred Stock (R)                                            1,500       1,560,000
Intermedia Communications, Inc., Common Stock**                                                        15,000         451,875
International Wireless Inc., Warrant**                                                                  3,000              30
Ionica Plc, Warrant**(United Kingdom) (R), (Y)                                                          4,000         740,000
IRT Property Co., Real Estate Investment Trust (REIT)                                                  75,000         871,875
K-III Communications Corp., $2.875 Sr Exch Preferred Stock                                             60,000       1,605,000
Kelley Oil & Gas Corp, $2.625, Preferred Stock                                                         40,000         930,000
Lasmo Plc, 10.00%, Ser A, American Depositary Shares (ADS),
Preferred Stock (United Kingdom) (Y)                                                                   50,000       1,293,750
Maxus Energy Corp., $2.50, Preferred Stock                                                             40,000       1,040,000
Nextlink Communications, 14.00%, Preferred Stock (R)                                                   31,061       1,553,050
Northwest Airlines Corp. (Class A), Common Stock**                                                    140,000       5,792,500
Panamsat Corp., 12.75%, Preferred Stock                                                                 2,243       2,781,320
Qantas Airways Ltd., (ADS), Common Stock (Australia) (R), (Y)                                          13,800         292,045
Qualcomm Financial Trust, 5.75%, Preferred Stock (R)                                                   60,000       2,910,000
Renaissance Cosmetics, Warrant**                                                                        4,000         200,000
Rite Aid Corp., Common Stock                                                                            7,410         344,565
SFX Broadcasting, Inc., 6.50%, Ser D Conv Preferred Stock (R)                                          25,000       1,053,125
SFX Broadcasting, Inc., 12.625%, Ser E, Preferred Stock                                                 9,000         963,000
St Johnsbury Trucking Co. Inc., Common Stock (r)**                                                     47,224             472
Station Casinos, Inc., 7.00%, Conv Preferred Stock                                                      5,000         223,750
Sun Carriers, Inc., Common Stock (r)**                                                                195,600           1,956
Time Warner, Inc., 10.25%, Series M Preferred Stock                                                     3,307       3,645,959
TLC Beatrice International Holdings (Class A), Common Stock (r)**                                      20,000         535,000
TransAmerican Refining Corp., Warrant**                                                                33,670         151,515
TransTexas Gas Corp., Common Stock**                                                                   10,000         165,000
UAL Corp., Common Stock**                                                                              38,308       2,988,024
Valero Energy Corp., Common Stock                                                                      46,250       1,653,438
Western Pacific Airlines, Inc., Common Stock**                                                         10,000          57,500
                                                                                                               --------------

                                   TOTAL COMMON AND PREFERRED STOCKS AND WARRANTS
                                                               (Cost $46,338,221)                      (7.12%)     53,105,608
                                                                                                      -------  --------------

                                                                                                     PAR VALUE
                                                                                            INTEREST  (000'S       MARKET
ISSUER, DESCRIPTION                                                                           RATE   OMITTED)      VALUE
----------------------------------------------------------                                   ------   ------       ------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.66%)
Investment in a joint repurchase agreement transaction
with Swiss Bank Corp. Dated 5-30-97, Due 6-02-97
(Secured by U.S.Treasury Notes, 6.375%, Due 5-15-99
and U.S.Treasury Bonds, 6.25% thru 11.25%, Due
11-15-08 thru 8-15-23) Note A                                                                5.560%  $19,851      $19,851,000
                                                                                                               --------------

                                                     TOTAL SHORT-TERM INVESTMENTS
                                                               (Cost $19,851,000)                      (2.66%)     19,851,000
                                                                                                     -------   --------------

                                                                TOTAL INVESTMENTS                     (98.84%)   $736,779,045
                                                                                                      ======   ==============

*   Credit Ratings are unaudited and rated by Moody's Investors Service or John Hancock
    Advisers, Inc. where Standard & Poor's ratings are not available.
**  Non-income producing security.
#   Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.
+   These securities having an aggregate market value of $9,030,000 or 1.21% of the Fund's net assets have been purchased on a when-issued basis. The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its custodian bank to segregate assets with a current value at least equivalent to the amount of when-issued commitments. Accordingly, the market value of $9,415,770 of a U.S.
    Treasury Note, 8.625%, due 8-15-97 and U.S. Treasury Bond, 8.125%, due 8-15-19 have been segregated to cover the when-issued commitment.
(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated
    date.
(R) These securities are exempt from registration under rule 144A of the Securities Act of
    1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $105,771,849 as of May 31, 1997.
(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.
(r) Direct placement securities are restricted to resale. They have been valued at fair value by the Trustees after considerations of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of
    1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

Additional information on each restricted security is as follows:

                                                                                             MARKET
                                                                                           VALUE AS A
                                                                                           PERCENTAGE      MARKET
                                                                             ACQUISITION   OF FUND'S      VALUE AT
ISSUER, DESCRIPTION                                                 DATE        COSTS      NET ASSETS   MAY 31, 1997
-----------------------------------------------------             --------     ---------    ---------     ---------
ICF Kaiser International, Inc., Warrant                           01-04-94      $15,000       0.00%        $6,000
St. Johnsbury Trucking Co., Inc., Common Stock                    01-19-93    1,301,659       0.00            472
Sun Carriers, Inc., Common Stock                                  11-23-88      218,247       0.00          1,956
TLC Beatrice International Holdings (Class A), Common Stock       11-25-87    1,006,000       0.07        535,000

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration
May 31, 1997 (Unaudited)
------------------------------------------------------------------
                                                     MARKET VALUE
                                                   AS A PERCENTAGE
                                                      OF FUND'S
COUNTRY DIVERSIFICATION                              NET ASSETS
-----------------------                           ----------------
Argentina                                              1.92%
Australia                                              5.28
Bahamas                                                0.40
Bermuda                                                0.57
Brazil                                                 2.46
Canada                                                 5.86
Colombia                                               0.92
Croatia                                                0.65
Germany                                                0.96
Indonesia                                              1.67
Luxembourg                                             0.66
Mexico                                                 2.76
New Zealand                                            0.95
Philippines                                            0.29
Poland                                                 0.98
Russia                                                 0.81
South Africa                                           0.86
United Kingdom                                         5.48
United States                                         64.22
Venezuela                                              1.14
                                                  ---------
                              TOTAL INVESTMENTS       98.84%
                                                  =========

QUALITY DISTRIBUTION
-----------------------------------------------------------
AAA                                                   28.71%
AA                                                     2.37
BBB                                                    3.29
BB                                                     8.50
B                                                     42.74
CCC                                                    3.45
                                                  ---------
                                    TOTAL BONDS       89.06%
                                                  =========

Notes to Financial Statements



NOTE A --
ACCOUNTING POLICIES

John Hancock Strategic Series (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series of portfolios: John Hancock Strategic Income Fund (the "Fund") and John Hancock Sovereign U.S. Government Income Fund. The investment objective of the Fund is a high level of current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Fund may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. It will not be subject to federal income tax on taxable earnings which are distributed to shareholders. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are capital gains and losses for accounting purposes. The Fund has $29,587,682 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforwards are used by the Fund, no capital gains distributions will be made. The carryforwards expire as follows: May 31, 1999 - $8,553,157, May 31, 2002 - $454,810, May 31,
2003 - $20,312,807 and May 31, 2004 - $266,908. Expired capital loss carryforwards are reclassified to capital paid-in in the year of expiration.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund had no borrowing activity for the period ended May 31, 1997.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that not offset by the currency amount of the underlying transaction.

Open foreign currency forward contracts at May 31, 1997 were as follows:

                                                          UNREALIZED
                     PRINCIPAL AMOUNT     EXPIRATION     APPRECIATION
CURRENCY           COVERED BY CONTRACT      MONTH       (DEPRECIATION)
----------         -------------------    ----------    -------------
SELLS
AUSTRALIAN DOLLAR      49,400,000           JUL 97        $217,755
CANADIAN DOLLAR        37,029,000           JUN 97        (239,666)
BRITISH POUND
STERLING                3,115,000           JUN 97         (59,507)
NEW ZEALAND
DOLLAR                 10,188,000           AUG 97         (54,094)
                                                      ------------
                                                         ($135,512)

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At May 31, 1997, there were no open positions in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

There were no written option transactions for the period ended May 31, 1997.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $150,000,000, (c) 0.40% of the next $250,000,000, (d)
0.35% of the next $150,000,000, and (e) 0.30% of the Fund's average daily net asset value in excess of $650,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended May 31, 1997, net sales charges received with regard to sales of Class A shares amounted to $2,275,918. Out of this amount, $266,508 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $998,379 was paid as sales commissions to unrelated broker-dealers and $1,011,031 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and until November 29, 1996 was the indirect shareholder of John Hancock Freedom Securities Corporation and its subsidiaries which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended May 31, 1997, contingent deferred sales charges paid to JH Funds amounted to $630,932.

In addition, to reimburse the JH Funds for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the JH Funds for their distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione, and Ms. Anne C. Hodsdon are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At May 31, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $3,543.

NOTE C --
INVESTMENT TRANSACTIONS:

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended May 31, 1997, aggregated $735,394,911 and $662,874,033, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated
$254,148,391 and $165,409,021, respectively, during the period ended May
31, 1997.

The cost of investments owned at May 31, 1997 (including the joint repurchase agreement) for federal income tax purposes was $717,706,679. Gross unrealized appreciation and depreciation of investments aggregated $30,133,456 and $11,061,090, respectively, resulting in net unrealized appreciation of $19,072,366.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended May 31, 1997, the Fund has reclassified $5,223,167 from accumulated net realized loss on investments to undistributed net investment income. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to foreign currency transactions in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.



REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Strategic Income Fund and the Trustees of John Hancock Strategic Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for S&P ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Strategic Income Fund (the "Fund") (a portfolio of John Hancock Strategic Series) at May 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
July 11, 1997


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during its taxable year ended May 31, 1997.

All of the dividends paid for the fiscal year are taxable as ordinary income. With respect to the dividends paid by the fund for the fiscal year ended May 31, 1997, 2.70% qualify for the corporate dividends received deduction.

Shareholders will be mailed a 1997 U.S. Treasury Department Form 1099-DIV in January 1998. This will reflect the total of all distributions which are taxable for calendar year 1997.



Notes

John Hancock Funds - Strategic Income Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291  1-800-554-6713 (TDD)
Internet: www.jhancock.com/funds

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Strategic Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption
"Printed on Recycled Paper."                    9100A 5/97
                                                      7/97